RENEWAL AND AMENDMENT NO. 1 TO LEASE AGREEMENT

     WHEREAS, DIALYSIS CORPORATION OF AMERICA, a Florida corporation with offices at 1344 Ashton Road, Suite 201, Hanover, Maryland (the "Lessor"), and DCA OF LEMOYNE, INC., a Pennsylvania corporation (formerly Dialysis Services of Pennsylvania, Inc. - Lemoyne), with offices at 27 Miller Street, Lemoyne, Pennsylvania (the "Lessee"), entered into a Lease Agreement dated December 23, 1998 (the "Lease") for 5,386 square feet of rentable space (the "Space"); and

     WHEREAS, Lessor and Lessee wish to renew the Lease for an additional five (5) years through December 31, 2008.

     NOW, THEREFORE, Lessor and Lessee, in consideration of the mutual covenants and promises contained in this Renewal and Amendment No. 1 to the Lease (hereinafter "First Renewal"), and the consideration provided herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the parties intending to be legally bound, agree as follows:

     1. All capitalized terms shall have the meaning as provided for in the Lease, except as otherwise defined in this First Renewal.

     2. Lessor waives compliance with Section 2.2(ii) of the Lease and accepts Lessee's execution of this First Renewal as the first five (5) year renewal of the Lease through December 31, 2008.

     3. Section 2.2 (iii) is amended to provide for the Base Rent for the First Renewal to be $9.72 per square foot, which will aggregate Fifty-Two Thousand Three Hundred Fifty-Two and 00/100 Dollars ($52,352.00), or Four Thousand Three Hundred Sixty-Three and 00/100 Dollars ($4,363.00) per month. The Base Rent for the Second Renewal Period shall be $12.46 per square foot.

     4. Section 4.1 is amended to reflect the new Base Rent as provided for in Section 3 of this First Renewal.

     All other terms of the Lease, otherwise than as modified in this First Renewal, shall continue in full force and effect.

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this First Renewal to be signed by their respective officers thereunto duly authorized, as of the date set opposite their respective names.

                             DIALYSIS CORPORATION OF AMERICA

                                /s/ Thomas K. Langbein
DATED: December 30, 2003     By:-------------------------------------
                                THOMAS K. LANGBEIN, Chairman of the Board

                             DCA OF LEMOYNE, INC.

                                /s/ Stephen W. Everett
DATED: December 30, 2003     By:-------------------------------------
                                STEPHEN W. EVERETT, CEO and President